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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No. ______________ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                              JANUS ADVISER SERIES
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

                 151 Detroit Street, Denver, Colorado 80206-4805
                 -----------------------------------------------
                    (Address of Principal Executive Offices)

                                  303-333-3863
                                  ------------
                (Registrant's Telephone No., including Area Code)

 Stephanie Grauerholz-Lofton -- 151 Detroit Street, Denver, Colorado 80206-4805
 ------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

--------------------------------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:

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         3) Filing Party:

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         4) Date Filed:

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.
SEC 1913 (04-05)



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[Janus Logo]

                                                   Please take a Moment and Cast
                                              Your Vote Before NOVEMBER 25, 2008

                           ****URGENT ACTION ITEM****

            THE SPECIAL MEETING OF SHAREHOLDERS HAS BEEN ADJOURNED TO
                TUESDAY, NOVEMBER 25TH AT 9:00 A.M. MOUNTAIN TIME

Dear Shareholder:

We are writing to follow-up on proxy materials that were previously mailed to you regarding the Special Meeting of Shareholders of the Janus Funds (the "Funds"). Our records indicate that we have not yet received your vote. We urge you to vote as soon as possible so a sufficient number of votes can be obtained to hold the meeting.

                               PLEASE VOTE TODAY!

You may think your vote is not important, but your participation is critical to holding the meeting. We urge you to vote your proxy now. A copy of the proxy statement is available on the tabulator's website at www.2votefundproxy.com or by calling the toll free number shown below.

                                 1-800-628-8528

JANUS has made it easy for you to vote. Please have your proxy materials, including the control number on your proxy card or voting instruction form, available prior to voting. We encourage you to utilize one of the following options to record your vote promptly:

- SPEAK TO a live proxy specialist by calling the number above. We can answer your questions and record your vote. (Monday-Friday 9 a.m. -- 5 p.m. Eastern Time)

- LOG ON to the website noted on your proxy card or voting instruction form, enter the control number printed on the card, and vote by following the on-screen prompts.

- CALL the phone number on the proxy card or voting information form, enter the control number printed on the card, and follow the touch-tone prompts.

- MAIL your signed and dated proxy card or voting information form in the postage-paid envelope provided.

- ATTEND the Special Meeting of Shareholders on NOVEMBER 25, 2008 at 9:00 a.m. Mountain Time at Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.

For the reasons set forth in the proxy materials previously delivered to you, THE BOARD OF TRUSTEES OF THE FUND(S) RECOMMENDS THAT YOU VOTE IN FAVOR OF THESE PROPOSALS.

                          YOUR VOTE IS VERY IMPORTANT.
                         PLEASE VOTE YOUR SHARES TODAY.


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JGA VERSION

Subject Line: Perkins Proxy Update -- Adjournment of Special Meeting of Shareholders

Dear [[Client Name]]:

I want to provide you with an update on the proxy efforts related to Janus' intent to increase its ownership stake in Perkins, Wolf, McDonnell and Company, LLC. The October 30, 2008 Special Meeting of Shareholders has been adjourned until November 25, 2008 in order to solicit additional shareholder votes.

The proxy statement(s) can be accessed online at WWW.2VOTEFUNDPROXY.COM. A hard copy along with proxy voting cards can also be requested through the proxy solicitor D.F. King at (800) 628-8528.

If you have questions, please contact a Janus representative at 1-877-33JANUS (52687).

Regards,
[[Sales Person's Names]]


PLEASE CONSIDER THE CHARGES, RISKS, EXPENSES AND INVESTMENT OBJECTIVES CAREFULLY BEFORE INVESTING OR RECOMMENDING TO CLIENTS FOR INVESTMENT. FOR A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION, PLEASE CALL JANUS AT 1-877-33JANUS (52687). READ IT CAREFULLY BEFORE YOU OR YOUR CLIENTS INVEST OR SEND MONEY.

Janus Capital Management, LLC serves as the investment adviser, and on certain products, and Perkins, Wolf, McDonnell and Company, LLC serves as the sub-adviser.

Janus Distributors LLC (10/08)

FOR INSTITUTIONAL INVESTOR USE ONLY/NOT FOR PUBLIC VIEWING OR DISTRIBUTION

C-1008-348 12-30-08

JII VERSION

Subject Line: Perkins Proxy Update -- Adjournment of Special Meeting of Shareholders

Dear [[Client Name]]:

I want to provide you with an update on the proxy efforts related to Janus' intent to increase its ownership stake in Perkins, Wolf, McDonnell and Company, LLC. The October 30, 2008 Special Meeting of Shareholders has been adjourned until November 25, 2008 in order to solicit additional shareholder votes.

The proxy statement(s) can be accessed online at WWW.2VOTEFUNDPROXY.COM. A hard copy along with proxy voting cards can also be requested through the proxy solicitor D.F. King at (800) 628-8528.

If you have questions, please contact a JanusINTECH Institutional representative at 1-800-227-0486.

Regards,
 (Sales Person)


PLEASE CONSIDER THE CHARGES, RISKS, EXPENSES AND INVESTMENT OBJECTIVES CAREFULLY BEFORE INVESTING OR RECOMMENDING TO CLIENTS FOR INVESTMENT. FOR A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION, PLEASE CALL JANUSINTECH INSTITUTIONAL AT 1-800-227-0486. READ IT CAREFULLY BEFORE YOU OR YOUR CLIENTS INVEST OR SEND MONEY.

JanusINTECH Institutional is the institutional business arm of Janus Capital Group; Janus Capital Management, LLC, INTECH and Perkins, Wolf, McDonnell and Company LLC, indirect subsidiaries of Janus Capital Group Inc, serve as investment advisers.

Janus Distributors LLC (10/08)

FOR INSTITUTIONAL INVESTOR USE ONLY/NOT FOR PUBLIC VIEWING OR DISTRIBUTION C-1008-348 12-30-08